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                       SUPPLEMENT TO THE APRIL 30, 2005,
                 SCHWAB GOVERNMENT CASH RESERVES(TM) PROSPECTUS

THE INFORMATION IN THIS SUPPLEMENT IS EFFECTIVE AS OF SEPTEMBER 1, 2005.

LIQUIDATION OF SCHWAB GOVERNMENT CASH RESERVES

At a meeting of the Schwab Funds(R) Board of Trustees held on August 31, 2005, the Board of Trustees approved the closing and liquidation of Schwab Government Cash Reserves (the "Fund"), a series of The Charles Schwab Family of Funds. Accordingly, effective on or about October 17, 2005 (the "Liquidation Date"), the Fund will cease operations and initiate the orderly liquidation and distribution of the Fund's portfolio. As of the Liquidation Date, the Fund, a "cash sweep" investment, will no longer be offered.

In anticipation of this liquidation, until such time as the Fund is liquidated, all or substantially all of the Fund's assets may be invested in repurchase agreements or other similar money market securities with shorter-term maturities than the other money market securities in which the Fund currently invests. As a result, the Fund's yield may decrease from its current level.

Please retain this supplement for your records.


                                                           [CHARLES SCHWAB LOGO]

(C)2005 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC. REG33326(08/05)